UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 8, 2010

Home Federal Bancorp, Inc. of Louisiana
(Exact name of registrant as specified in its charter)

Federal	000-51117	86-1127166
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

624 Market Street, Shreveport, Louisiana		71101
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(318) 222-1145

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01           Entry into a Material Definitive Agreement

On July 8, 2010, the Boards of Directors of Home Federal Bancorp, Inc. of Louisiana (the “Company”), Home Federal Mutual Holding Company of Louisiana (the "MHC") and Home Federal Bank adopted a Plan of Conversion and Reorganization pursuant to which Home Federal Bank will reorganize from the two-tier mutual holding company structure to the stock holding company structure.  Pursuant to the terms of the Plan, the MHC will merge with and into the Company, with the Company as survivor. Additionally, the Company will merge with and into a newly formed Louisiana corporation that will serve as the holding company for Home Federal Bank.  Shares of the Company’s common stock, other than those held by the MHC, will be converted into shares of the new Louisiana corporation pursuant to an exchange ratio designed to preserve their aggregate percentage ownership interest of the public shareholders.

The new Louisiana holding company will offer shares of its common stock for sale to Home Federal Bank’s eligible account holders and certain borrowers and to members of the general public in a subscription and community offering in the manner, and subject to the priorities, set forth in the Plan of Conversion and Reorganization. The highest priority will be depositors with qualifying deposits as of June 30, 2009.

The conversion and reorganization will be subject to approval of depositors and certain borrowers of Home Federal Bank, the Company’s shareholders (including the approval of a majority of the shares held by persons other than the MHC) and the Office of Thrift Supervision.

The foregoing summary of the Plan of Conversion and Reorganization is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

A copy of the press release announcing the adoption of the Plan of Conversion and Reorganization is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 8.01            Other Events

On July 8, 2010, the Company issued a press release announcing the declaration of a quarterly cash dividend.  The dividend is payable on August 9, 2010 to shareholders of record as of July 26, 2010.

A copy of the press release announcing the dividend is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits

(a)           Not applicable.
(b)           Not applicable.
(c)           Not applicable.
(d)           Exhibits.

The following exhibits are filed herewith.

Exhibit Number	Description
2.1	Plan of Conversion and Reorganization
99.1	Press release dated July 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME FEDERAL BANCORP, INC. OF LOUISIANA

Date: July 8, 2010	By:	/s/Daniel R. Herndon
Daniel R. Herndon
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Plan of Conversion and Reorganization

99.1	Press release dated July 8, 2010